Sticker dated March 20, 2003

WCMA® MONEY FUND

WCMA® GOVERNMENT SECURITIES FUND

WCMA® TAX-EXEMPT FUND

WCMA® TREASURY FUND

SUPPLEMENT DATED MARCH 20, 2003

TO THE PROSPECTUS DATED MARCH 20, 2003

The shares of beneficial interest of each Fund currently are not being offered for sale and, consequently, are not available for purchase by investors.